UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                          MANAGEMENT INVESTMENT COMPANY

                  Investment Company Act file number 811-06105

                OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.
               (Exact name of registrant as specified in charter)

             6803 SOUTH TUCSON WAY, CENTENNIAL, COLORADO 80112-3924
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            TWO WORLD FINANCIAL CENTER, NEW YORK, NEW YORK 10281-1008
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                      Date of fiscal year end: NOVEMBER 30

                      Date of reporting period: 02/28/2009

ITEM 1. SCHEDULE OF INVESTMENTS.


Oppenheimer Quest International Value Fund, Inc.

STATEMENT OF INVESTMENTS February 28, 2009 / Unaudited

                                                                      Shares               Value
                                                                 ---------------      --------------
COMMON STOCKS--89.8%
CONSUMER DISCRETIONARY--19.4%
AUTOMOBILES--2.8%
Hyundai Motor Co.                                                        114,791      $    3,629,559
Toyota Motor Corp.                                                       217,503           6,945,787
                                                                                      --------------
                                                                                          10,575,346
HOTELS, RESTAURANTS & LEISURE--1.2%
Emperor Entertainment Hotel Ltd.                                      32,395,693           1,420,268
Enterprise Inns plc                                                    4,406,115           3,093,856
                                                                                      --------------
                                                                                           4,514,124
HOUSEHOLD DURABLES--2.8%
Barratt Developments plc                                               1,666,480           2,031,723
First Juken Co. Ltd.(1)                                                2,191,000           3,440,105
Haseko Corp.                                                          12,155,049           4,135,782
Thomson SA(2)                                                          1,098,690             941,961
                                                                                      --------------
                                                                                          10,549,571
LEISURE EQUIPMENT & PRODUCTS--0.6%
Sega Sammy Holdings, Inc.                                                276,189           2,349,978
MEDIA--3.9%
British Sky Broadcasting Group plc                                       592,343           3,972,346
Societe Television Francaise 1                                           723,623           5,906,958
Vivendi SA                                                               161,586           3,870,559
Yell Group plc                                                         3,683,480           1,094,202
                                                                                      --------------
                                                                                          14,844,065
SPECIALTY RETAIL--2.5%
Aoyama Trading Co.                                                       413,853           5,063,425
Dickson Concepts International Ltd.                                   12,027,301           3,144,420
Otsuka Kagu Ltd.                                                         244,240           1,578,909
                                                                                      --------------
                                                                                           9,786,754
TEXTILES, APPAREL & LUXURY GOODS--5.6%
Aksa Akrilik Kimya Sanayii AS(1, 2)                                   11,142,582          10,683,141
Asics Corp.                                                            1,227,760           7,633,281
Christian Dior SA                                                         61,530           3,092,193
                                                                                      --------------
                                                                                          21,408,615
CONSUMER STAPLES--6.7%
FOOD & STAPLES RETAILING--1.8%
Tesco plc(3)                                                           1,478,999           7,054,951
FOOD PRODUCTS--3.0%
Nestle SA                                                                351,189          11,509,669
PERSONAL PRODUCTS--1.9%
Coreana Cosmetics Co. Ltd.(1, 2)                                       5,312,071           2,565,894
Pacific Corp.(4)                                                          93,767           4,601,564
                                                                                      --------------
                                                                                           7,167,458
ENERGY--6.7%
ENERGY EQUIPMENT & SERVICES--1.7%
Petroleum Geo-Services ASA(2)                                          1,351,980           4,430,151


              1 | Oppenheimer Quest International Value Fund, Inc.

Oppenheimer Quest International Value Fund, Inc.

STATEMENT OF INVESTMENTS February 28, 2009 / Unaudited

                                                                      Shares               Value
                                                                 ---------------      --------------
ENERGY EQUIPMENT & SERVICES CONTINUED
Seabird Exploration Ltd.(1, 2)                                         5,400,378      $    1,920,324
                                                                                      --------------
                                                                                           6,350,475
OIL, GAS & CONSUMABLE FUELS--5.0%
Eni SpA                                                                  441,181           8,813,040
Esso (Thailand) Public Co. Ltd.                                       23,498,400           2,876,950
Total SA                                                                 155,064           7,337,919
                                                                                      --------------
                                                                                          19,027,909
FINANCIALS--10.3%
CAPITAL MARKETS--0.3%
Ichiyoshi Securities Co. Ltd.                                            288,988           1,297,800
COMMERCIAL BANKS--1.2%
Anglo Irish Bank Corp. plc(4)                                            563,278               7,141
Bank of Ireland                                                        1,478,654             429,413
Credit Agricole SA                                                       266,179           2,615,913
National Bank of Greece SA                                               113,226           1,399,733
                                                                                      --------------
                                                                                           4,452,200
DIVERSIFIED FINANCIAL SERVICES--0.4%
RHJ International Ltd.(2)                                                327,833           1,350,732
INSURANCE--4.7%
Aegon NV                                                               1,349,522           4,850,534
Fondiaria-Sai SpA                                                      1,321,699           9,952,956
Swiss Reinsurance Co.                                                    242,392           2,994,414
                                                                                      --------------
                                                                                          17,797,904
REAL ESTATE INVESTMENT TRUSTS--1.6%
Creed Office Investment Corp.                                              1,635           1,121,821
DA Office Investment Corp.                                                   738             960,794
Japan Hotel and Resort, Inc.                                               1,020           1,015,104
Japan Rental Housing Investments, Inc.                                       842             440,480
Japan Single-Residence REIT                                                  920             446,692
LCP Investment Corp.                                                         823             368,514
Nippon Commercial Investment Corp.                                         1,253             575,024
Prospect Residential Investment Corp.                                      1,071             549,257
TGR Investment, Inc.                                                         966             673,378
                                                                                      --------------
                                                                                           6,151,064
REAL ESTATE MANAGEMENT & DEVELOPMENT--0.9%
Cosmos Initia Co. Ltd.                                                 5,514,736           1,001,150
Eurocastle Investment Ltd.                                               346,253             144,857
Shanghai Forte Land Co. Ltd.(2)                                       18,595,281           2,410,528
                                                                                      --------------
                                                                                           3,556,535
THRIFTS & MORTGAGE FINANCE--1.2%
Paragon Group Cos. plc                                                 6,737,224           4,499,922
HEALTH CARE--6.8%
HEALTH CARE PROVIDERS & SERVICES--1.2%
Mediceo Paltac Holdings Co. Ltd.                                         436,968           4,595,567
PHARMACEUTICALS--5.6%
GlaxoSmithKline plc                                                      104,476           1,598,878
Sanofi-Aventis SA                                                        180,924           9,350,205


              2 | Oppenheimer Quest International Value Fund, Inc.

Oppenheimer Quest International Value Fund, Inc.

STATEMENT OF INVESTMENTS February 28, 2009 / Unaudited

                                                                      Shares               Value
                                                                 ---------------      --------------
PHARMACEUTICALS CONTINUED
Takeda Pharmaceutical Co. Ltd.                                           254,406      $   10,277,056
                                                                                      --------------
                                                                                          21,226,139
INDUSTRIALS--16.6%
AEROSPACE & DEFENSE--1.5%
Safran SA                                                                561,915           5,743,506
AIRLINES--7.4%
Deutsche Lufthansa AG                                                    332,984           3,697,946
Jazz Air Income Fund                                                   2,527,898           8,405,132
Turk Hava Yollari Anonim Ortakligi(2)                                  4,887,758          16,099,903
                                                                                      --------------
                                                                                          28,202,981
COMMERCIAL SERVICES & SUPPLIES--1.9%
Sperian Protection                                                       162,272           7,426,495
CONSTRUCTION & ENGINEERING--1.1%
Joongang Construction Co. Ltd.(1, 2)                                     413,365           1,220,022
Vinci SA                                                                  92,563           3,007,294
                                                                                      --------------
                                                                                           4,227,316
MARINE--4.0%
Orient Overseas International Ltd.                                     2,805,500           6,397,701
Shun Tak Holdings Ltd.                                                27,589,000           8,773,073
                                                                                      --------------
                                                                                          15,170,774
TRADING COMPANIES & DISTRIBUTORS--0.3%
Travis Perkins plc                                                       209,240             979,521
TRANSPORTATION INFRASTRUCTURE--0.4%
Master Marine AS(1,2,4)                                                  115,700              49,387
Master Marine AS, Legend Shares(1, 2, 4)                               3,878,400           1,655,502
                                                                                      --------------
                                                                                           1,704,889
INFORMATION TECHNOLOGY--9.7%
COMMUNICATIONS EQUIPMENT--1.0%
Nokia Oyj                                                                416,069           3,919,013
COMPUTERS & PERIPHERALS--5.1%
Fujitsu Ltd.                                                             676,597           2,301,252
Gemalto NV(2)                                                            193,197           4,917,497
Japan Digital Laboratory Co. Ltd.                                      1,436,821          12,307,827
                                                                                      --------------
                                                                                          19,526,576
ELECTRONIC EQUIPMENT & INSTRUMENTS--2.1%
A&D Co. Ltd.                                                           1,025,716           2,237,711
Nichicon Corp.                                                           869,163           5,619,099
                                                                                      --------------
                                                                                           7,856,810
OFFICE ELECTRONICS--1.2%
Canon, Inc.                                                              179,646           4,537,064
SOFTWARE--0.3%
Nintendo Co. Ltd.                                                          4,100           1,162,143
MATERIALS--2.4%
CHEMICALS--1.3%
Arkema                                                                   181,597           2,449,453
Ohara, Inc.                                                              379,100           2,662,308
                                                                                      --------------
                                                                                           5,111,761


              3 | Oppenheimer Quest International Value Fund, Inc.

Oppenheimer Quest International Value Fund, Inc.

STATEMENT OF INVESTMENTS February 28, 2009 / Unaudited

                                                                      Shares               Value
                                                                 ---------------      --------------
METALS & MINING--1.1%
ArcelorMittal(5)                                                          98,358      $    1,926,510
Hindalco Industries Ltd.                                               3,038,100           2,271,529
                                                                                      --------------
                                                                                           4,198,039
TELECOMMUNICATION SERVICES--8.6%
DIVERSIFIED TELECOMMUNICATION SERVICES--6.1%
Cable & Wireless plc(3)                                                1,511,737           2,977,939
France Telecom SA                                                        392,131           8,853,769
Telecom Italia SpA                                                     9,244,210           8,883,255
Telmex Internacional SAB de CV                                         6,302,706           2,441,626
                                                                                      --------------
                                                                                          23,156,589
WIRELESS TELECOMMUNICATION SERVICES--2.5%
KDDI Corp.                                                                 1,225           6,392,186
Vodafone Group plc                                                     1,788,897           3,179,961
                                                                                      --------------
                                                                                           9,572,147
UTILITIES--2.6%
ELECTRIC UTILITIES--2.6%
Okinawa Electric Power Co. (The)                                         112,987           6,852,371
RusHydro(2)                                                          179,312,473           2,895,538
                                                                                      --------------
                                                                                           9,747,909
                                                                                      --------------
Total Common Stocks (Cost $697,668,269)                                                  342,310,311
PREFERRED STOCKS--2.9%
Bayerische Motoren Werke (BMW) AG, Preference                            537,552           8,218,658
Tatneft, Preference                                                    3,443,165           2,754,532
                                                                                      --------------
Total Preferred Stocks (Cost $21,734,221)                                                 10,973,190

                                                                    Principal
                                                                      Amount
                                                                 ---------------
CONVERTIBLE CORPORATE BONDS AND NOTES--2.4%
AED Oil Ltd., 6.50% Cv. Unsec. Unsub. Nts., 2/23/12(4)           $    11,500,000           7,877,500
Master Marine AS, 6% Cv. Nts., 5/16/12(1,4)                           19,083,000NOK        1,126,810
                                                                                      --------------
Total Convertible Corporate Bonds and Notes (Cost $15,571,044)                             9,004,310
NON-CONVERTIBLE CORPORATE BONDS AND NOTES--0.3%
Cattles plc, 7.875% Nts., 1/17/14(6) (Cost $1,414,301)                 4,311,000GBP          987,459

                                                                      Shares
                                                                 ---------------
STRUCTURED SECURITIES--1.2%
Morgan Stanley & Co. International plc, Ryanair Holdings plc
Equity Linked Securities, Exp. 1/14/10(2) (Cost $6,800,862)            1,225,000           4,608,017
INVESTMENT COMPANY--0.3%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.82%(1,7)
   (Cost $1,275,526)                                                   1,275,526           1,275,526
Total Investments, at Value (excluding Investments Purchased with Cash Collateral from Securities Loaned)
   (Cost $744,464,223)                                                                   369,158,813
INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES
   LOANED--0.6%(8)
OFI Liquid Assets Fund, LLC, 1.22%(1,7) (Cost $2,180,590)              2,180,590           2,180,590


              4 | Oppenheimer Quest International Value Fund, Inc.

Oppenheimer Quest International Value Fund, Inc.

STATEMENT OF INVESTMENTS February 28, 2009 / Unaudited

                                                                                           Value
                                                                                      --------------
Total Investments, at Value (Cost $746,644,813)                             97.5%     $  371,339,403
Other Assets Net of Liabilities                                              2.5           9,704,515
                                                                 ---------------      --------------
Net Assets                                                                 100.0%     $  381,043,918
                                                                 ===============      ==============

Footnotes to Statement of Investments

Principal amount is reported in U.S. Dollars, except for those denoted in the following currencies:

GBP  British Pound Sterling
NOK  Norwegian Krone

(1.) Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended February 28, 2009, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                          SHARES/                                       SHARES/
                                                      PRINCIPAL AMOUNT      GROSS        GROSS     PRINCIPAL AMOUNT
                                                     NOVEMBER 30, 2008    ADDITIONS   REDUCTIONS   FEBRUARY 28, 2009
                                                     -----------------   ----------   ----------   -----------------
Aksa Akrilik Kimya Sanayii AS                            10,514,958       1,254,024      626,400       11,142,582
Coreana Cosmetics Co. Ltd.                                5,312,071              --           --        5,312,071
First Juken Co. Ltd.                                      2,606,800              --      415,800        2,191,000
Japan Digital Laboratory Co. Ltd.(a)                      1,759,221          15,500      337,900        1,436,821
Joongang Construction Co. Ltd.                              379,275          66,090       32,000          413,365
Master Marine AS                                            115,700              --           --          115,700
Master Marine AS, Legend Shares                           3,878,400              --           --        3,878,400
Master Marine AS, 6% Cv. Nts., 5/6/12 [NOK]              19,083,000              --           --       19,083,000
OFI Liquid Assets Fund, LLC                               3,005,586      11,230,931   12,055,927        2,180,590
Oppenheimer Institutional Money Market Fund, Cl. E        3,903,525      61,849,866   64,477,865        1,275,526
Seabird Exploration Ltd.                                  5,440,278         577,900      617,800        5,400,378

                                                                                                           REALIZED
                                                                            VALUE           INCOME           LOSS
                                                                         -----------     -----------     -----------
Aksa Akrilik Kimya Sanayii AS                                            $10,683,141     $        --     $ 1,029,336
Coreana Cosmetics Co. Ltd.                                                 2,565,894              --              --
First Juken Co. Ltd.                                                       3,440,105              --       4,036,437
Japan Digital Laboratory Co. Ltd.(a)                                              --(b)           --       1,395,382
Joongang Construction Co. Ltd.                                             1,220,022              --         338,394
Master Marine AS                                                              49,387              --              --
Master Marine AS, Legend Shares                                            1,655,502              --              --
Master Marine AS, 6% Cv. Nts., 5/6/12                                      1,126,810          40,603              --
OFI Liquid Assets Fund, LLC                                                2,180,590          17,308(c)           --
Oppenheimer Institutional Money Market Fund, Cl. E                         1,275,526          46,462              --
Seabird Exploration Ltd.                                                   1,920,324              --       3,233,442
                                                                         -----------     -----------     -----------
                                                                         $26,117,301     $   104,373     $10,032,991
                                                                         ===========     ===========     ===========

(a.) No longer an affiliate as of February 28, 2009.

(b.) The security is no longer an affiliate, therefore, the value has been excluded from this table.

(c.) Net of compensation to the securities lending agent and rebates paid to the borrowing counterparties.

(2.) Non-income producing security.

(3.) A sufficient amount of securities has been designated to cover outstanding foreign currency exchange contracts. See accompanying Notes.

(4.) Illiquid security. The aggregate value of illiquid securities as of February 28, 2009 was $15,317,904, which represents 4.02% of the Fund's net assets.

See accompanying Notes.

(5.) Partial or fully-loaned security. See accompanying Notes.

(6.) Represents the current interest rate for a variable or increasing rate security.

(7.) Rate shown is the 7-day yield as of February 28, 2009.


              5 | Oppenheimer Quest International Value Fund, Inc.

Oppenheimer Quest International Value Fund, Inc.

STATEMENT OF INVESTMENTS February 28, 2009 / Unaudited

(8.) The security/securities have been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See accompanying Notes.

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than quoted prices that are observable for the asset (such as quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The market value of the Fund's investments was determined based on the following inputs as of February 28, 2009:

                                                INVESTMENTS    OTHER FINANCIAL
VALUATION DESCRIPTION                          IN SECURITIES     INSTRUMENTS*
---------------------                          -------------   ---------------
Level 1--Quoted Prices                          $141,219,244     $       --
Level 2--Other Significant Observable Inputs     230,113,018      8,444,077
Level 3--Significant Unobservable Inputs               7,141             --
                                                ------------     ----------
   Total                                        $371,339,403     $8,444,077
                                                ============     ==========

* Other financial instruments include options written, currency contracts, futures, forwards and swap contracts. Currency contracts and forwards are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options written and swaps are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION TECHNIQUES, IF ANY, DURING THE REPORTING PERIOD.

FOREIGN CURRENCY EXCHANGE CONTRACTS AS OF FEBRUARY 28, 2009 ARE AS FOLLOWS:

                                          CONTRACT AMOUNT     EXPIRATION                    UNREALIZED     UNREALIZED
CONTRACT DESCRIPTION           BUY/SELL       (000S)            DATES           VALUE      APPRECIATION   DEPRECIATION
--------------------           --------   ---------------   --------------   -----------   ------------   ------------
British Pound Sterling (GBP)     Sell             962GBP            3/2/09   $ 1,376,822    $       --       $ 9,731
Euro (EUR)                       Sell          27,429EUR           3/23/09    34,767,667     4,185,628            --
Japanese Yen (JPY)               Sell       5,758,741JPY    3/2/09-3/23/09    59,031,062     4,270,415           778
Japanese Yen (JPY)                Buy         149,262JPY     3/2/09-3/3/09     1,529,416         2,569         4,026
                                                                                            ----------       -------
Total unrealized appreciation and depreciation                                              $8,458,612       $14,535
                                                                                            ==========       =======

DISTRIBUTION OF INVESTMENTS REPRESENTING GEOGRAPHIC HOLDINGS, AS A PERCENTAGE OF TOTAL INVESTMENTS AT VALUE, IS AS FOLLOWS:

GEOGRAPHIC HOLDINGS                VALUE      PERCENT
-------------------            ------------   -------
Japan                          $ 98,541,865     26.5%
France                           65,513,722     17.6
United Kingdom                   31,470,758      8.5
Italy                            27,649,251      7.4
Turkey                           26,783,044      7.2
Hong Kong                        15,170,774      4.1
Switzerland                      14,504,083      3.9
Korea, Republic of South         12,017,039      3.2
Germany                          11,916,604      3.2
Norway                            9,182,174      2.5


              6 | Oppenheimer Quest International Value Fund, Inc.

Oppenheimer Quest International Value Fund, Inc.

STATEMENT OF INVESTMENTS February 28, 2009 / Unaudited

Canada                            8,405,132      2.3
Australia                         7,877,500      2.1
Russia                            5,650,070      1.5
Ireland                           5,044,571      1.4
The Netherlands                   4,995,391      1.3
Bermuda                           4,564,688      1.2
Finland                           3,919,013      1.1
United States                     3,456,116      0.9
Thailand                          2,876,950      0.8
Mexico                            2,441,626      0.7
China                             2,410,528      0.7
India                             2,271,529      0.6
Luxembourg                        1,926,510      0.5
Greece                            1,399,733      0.4
Belgium                           1,350,732      0.4
                               ------------    -----
Total                          $371,339,403    100.0%
                               ============    =====

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Effective for fiscal periods beginning after November 15, 2007, FASB Statement of Financial Accounting Standards No. 157, FAIR VALUE MEASUREMENTS, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1", inputs other than quoted prices for an asset that are observable are classified as "Level 2" and unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3". The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Directors or dealers. These securities are typically classified within Level 1 or 2; however, they may be designated as Level 3 if the dealer or portfolio pricing service values a security through an internal model with significant unobservable market data inputs.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.


              7 | Oppenheimer Quest International Value Fund, Inc.

Oppenheimer Quest International Value Fund, Inc.

STATEMENT OF INVESTMENTS February 28, 2009 / Unaudited

Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the "bid" and "asked" prices.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. These securities are typically designated as Level 2.

In the absence of a readily available quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Directors (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

Fair valued securities may be classified as "Level 3" if the valuation primarily reflects the Manager's own assumptions about the inputs that market participants would use in valuing such securities.

There have been no significant changes to the fair valuation methodologies during the period.

STRUCTURED SECURITIES. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note's market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Directors.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations in the annual and semiannual reports.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. As a shareholder, the


              8 | Oppenheimer Quest International Value Fund, Inc.

Oppenheimer Quest International Value Fund, Inc.

STATEMENT OF INVESTMENTS February 28, 2009 / Unaudited

Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

INVESTMENTS IN OFI LIQUID ASSETS FUND, LLC. The Fund is permitted to invest cash collateral received in connection with its securities lending activities. Pursuant to the Fund's Securities Lending Procedures, the Fund may invest cash collateral in, among other investments, an affiliated money market fund. OFI Liquid Assets Fund, LLC ("LAF") is a limited liability company whose investment objective is to seek current income and stability of principal. The Manager is also the investment adviser of LAF. LAF is not registered under the Investment Company Act of 1940. However, LAF does comply with the investment restrictions applicable to registered money market funds set forth in Rule 2a-7 adopted under the Investment Company Act. When applicable, the Fund's investment in LAF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of LAF's expenses, including its management fee of 0.08%.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of portfolio exposure in much the same way as through investment in related cash securities. Central to those strategies are features inherent to derivatives that make them more attractive than cash securities for this purpose: they require little or no initial cash investment, they can reduce overall risk by isolating exposure to selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly, and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

MARKET RISK. The risk that the value of an investment will change due to moves in market factors. The standard market risk factors are interest rate, credit, foreign exchange rate and equity.

INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risk is not the risk that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but is an additional risk from investing in derivatives and cash securities. Examples of these associated risks are liquidity risk and counterparty credit risk. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.


              9 | Oppenheimer Quest International Value Fund, Inc.

Oppenheimer Quest International Value Fund, Inc.

STATEMENT OF INVESTMENTS February 28, 2009 / Unaudited

Derivatives typically have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

The Fund has several credit risk related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's ISDA master agreements and govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

The Fund has no derivative positions with credit risk related contingent features in a net liability position as of February 28, 2009. The Fund did not hold or post collateral for its derivative transactions.

Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the manager believes to be creditworthy at the time of the transaction. The maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $8,455,650 as of February 28, 2009, which represents the gross unrealized appreciation on these derivative contracts. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund's ISDA master agreements, which allow the Fund to net unrealized appreciation and depreciation for positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account this master netting arrangement would be $8,455,650 as of February 28, 2009.

FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into current and forward foreign currency exchange contracts for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Foreign currency exchange contracts are reported on a schedule following the Statement of Investments. These contracts will be valued daily based upon the closing prices of the currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable or payable and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

During the period ended February 28, 2009, the Fund has purchased and sold foreign currency exchange contracts of different currencies in order to acquire currencies to pay for related foreign securities purchase transactions, or to convert foreign currencies to U.S. dollars from related foreign securities sale transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the portfolio.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received.

ILLIQUID SECURITIES

As of February 28, 2009, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.


              10 | Oppenheimer Quest International Value Fund, Inc.

Oppenheimer Quest International Value Fund, Inc.

STATEMENT OF INVESTMENTS February 28, 2009 / Unaudited

SECURITIES LENDING

The Fund lends portfolio securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The loans are secured by collateral (either securities, letters of credit, or cash) in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower and recognizes the gain or loss in the fair value of the securities loaned that may occur during the term of the loan. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. As of February 28, 2009, the Fund had on loan securities valued at $1,981,851. Collateral of $ 2,180,590 was received for the loans, all of which was received in cash and subsequently invested in approved instruments.

FEDERAL TAX. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of February 28, 2009 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities          $ 789,784,672
Federal tax cost of other investments         429,717
                                        -------------
Total federal tax cost                  $ 790,214,389
                                        =============
Gross unrealized appreciation           $   4,378,298
Gross unrealized depreciation            (422,851,066)
                                        -------------
Net unrealized depreciation             $(418,472,768)
                                        =============


              11 | Oppenheimer Quest International Value Fund, Inc.


ITEM 2. CONTROLS AND PROCEDURES.

     (a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 02/28/2009, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934
          (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and
          (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

     (b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Quest International Value Fund, Inc.


By: /s/ John V. Murphy
    ---------------------------------
    John V. Murphy
    Principal Executive Officer

Date: 04/13/2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ John V. Murphy
    ----------------------------------
    John V. Murphy
    Principal Executive Officer

Date: 04/13/2009


By: /s/ Brian W. Wixted
    ----------------------------------
    Brian W. Wixted
    Principal Financial Officer

Date: 04/13/2009